UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2010

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)

22 West Washington Street Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)

(312) 696-6000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.*

On February 18, 2010, Morningstar, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.  Item 5.02 below relates to the matter mentioned in the press release related to adjusting the treatment of some stock options that were originally considered incentive stock options.

Item 5.02.                                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 18, 2010, Morningstar and its Chief Operating Officer, Tao Huang entered into an agreement that provides for a payment of $3,715,876 from Morningstar to Tao.  This payment is to be made in connection with certain stock options that Morningstar, pursuant to its equity compensation plans, previously granted to Tao.  Morningstar intended that these stock options be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.  However, Morningstar has determined that these stock options do not constitute incentive stock options but are instead non-qualified stock options.  Upon exercise, incentive stock options typically have a favorable tax treatment for the employee relative to the tax treatment for non-qualified stock options.  As a result, Morningstar has agreed to pay Tao $3,715,876, of which $836,700 will be paid pursuant to the Morningstar Incentive Plan.  Additionally, Tao has waived any and all claims that he has, may have had or could have with respect thereto.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit No.	Description

10.1	Agreement dated as of February 18, 2010 between Tao Huang and Morningstar, Inc.

99.1*	Press Release dated February 18, 2010.

*             The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: February 18, 2010	By:	/s/ Richard Scott Cooley
	Name:	Richard Scott Cooley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement dated as of February 18, 2010 between Tao Huang and Morningstar, Inc.

99.1*	Press Release dated February 18, 2010.

*             The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.